TRANSAMERICA LANDMARKSM NY VARIABLE ANNUITY
Issued through
Transamerica Financial Life Insurance Company
Separate Account VA BNY
Updating Summary Prospectus
May 1, 2026
This Updating Summary Prospectus summarizes certain key features of the Transamerica LandmarkSM NY Variable Annuity variable annuity Policy (“the Policy”). The Updating Summary Prospectus also provides a summary of Policy features that have changed.
The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the prospectus and other information about the Policy online at Transamerica.com. You can also obtain this information at no cost by calling (800)525-6205, or You can also request this information from Your registered representative.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If You’d like this option, give us a call at (800)525-6205, Monday through Thursday 8 - 6:30, or Friday 8 - 5:30 ET.
Your election to receive reports in paper will apply to all Portfolio Companies available under Your Policy.

ii

special TERMS
Administrative Office - Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800)525-6205.
Annuitant - The person on whose life any annuity payments involving life contingencies will be based.
Annuitize (Annuitization) - When You switch from the Accumulation Period to the income phase and we begin to make annuity payments to You (or Your designee).
Annuity Commencement Date - The date upon which annuity payments are to commence. In no event can this date be (1) later than the last day of the month in which the Annuitant attains age 90, or 10 years from the Policy Date if later, or (2) earlier than the first day of the calendar month coinciding with or next following the first Policy anniversary. The Annuity Commencement Date may have to be earlier for qualified policies and may be earlier if required by state law.
Annuity Payment Option - A method of receiving a stream of annuity payments selected by the Owner.
Fixed Account - One or more Investment Options under the Policy that are part of the Company's general assets and are not in the Separate Account.
Guaranteed Period Options - The various guaranteed interest rate periods of the Fixed Account which the Company may offer and into which premium payments may be paid or amounts transferred.
Owner (You, Your) - The person who may exercise all rights and privileges under the Policy.
Policy Date - The date shown on the Policy data page attached to the Policy and the date on which the Policy becomes effective.
Policy Value - On or before the Annuity Commencement Date, the Policy Value is equal to the Owner's:
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premium payments; minus
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gross withdrawals (withdrawals plus the surrender charge on the portion of the requested withdrawal that is subject to the surrender charge plus taxes (on the withdrawal)); plus
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interest credited in the Fixed Account; plus
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accumulated gains in the Separate Account; minus
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accumulated losses in the Separate Account; minus
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service charges, rider fees, premium taxes, transfer fees, and other charges, if any.
Policy Year - A Policy Year begins on the Policy Date and on each anniversary thereafter.
Separate Account - Separate Account VA BNY, a Separate Account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.
Separate Account Value - The portion of the Policy Value that is invested in the Separate Account.
Subaccount - A subdivision within the Separate Account, the assets of which are invested in a specified Underlying Fund Portfolio.
summary of policy features that have changed
The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since the last current Prospectus. This may not reflect all of the changes that have occurred since You entered into Your Policy.
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For changes in the names of certain portfolios and/or Advisers/Subadvisors please refer to the Appendix - Investment Options Available Under the Policy.
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For updated portfolio expense information please refer to Important Information You Should Consider About This Policy and the Appendix - Investment Options Available Under the Policy.

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For updated portfolio portfolio performance information please refer to the Appendix - Investment Options Available Under the Policy.

important INFORMATION you should consider about the policy
	FEES AND EXPENSES	Location in Prospectus
Are There Charges for Early Withdrawal?
Yes. If You withdraw money during a specified number of Policy Years following each premium payment being withdrawn, You may be assessed a surrender charge. The surrender charge is assessed for 7 years with a maximum of 8%. The surrender charge is assessed for the first 4 years with a maximum of 8% under the Landmark with the Liquidity Rider.
For example, if You make an early withdrawal, You could pay a surrender charge on a $100,000 investment of up to $8,000.
Annuity Policy Fee Tables and Expense Examples Transaction Expenses – Surrender Charges Access to Your Money -Surrenders
Are There Transaction Charges?
Yes. In addition to surrender charges, You also may be assessed a transfer fee and special services fee.
Transfer Fee. We reserve the right to charge for transfers among Investment
Options after the first 12 transfers per Policy Year. For each such additional transfer, we may impose a transfer fee of $10. Currently, we do not charge a transfer fee, but reserve the right to do so.
Special Service Fee. We reserve the right to deduct a $50 charge for special services, including overnight delivery, duplicate policies, handling insufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies.
Annuity Policy Fee Tables and Expense Examples Expenses – Transaction Expenses

	FEES AND EXPENSES			Location in Prospectus
Are There Ongoing Fees and Expenses? (annual charges)
Yes. The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.
Annuity Policy Fee Tables and Expense Examples Base Contract Expenses Appendix – Investment Options Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy[1]	1.30%	3.30%
	Portfolio Company (fund fees and expenses)[2]	0.38%	1.24%
	Optional Benefit Expenses (if elected)	0.15%[1]	2.50%[3]
1 As a percentage of average Separate Account Value.
2 As a percentage of Portfolio Company assets.
3 As a percentage of the Withdrawal Base.
Because Your Policy is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Policy, the following table shows the lowest and highest cost You could pay each year based on current charges. This estimate assumes that You do not take withdrawals from the Policy, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $1,567	Highest Annual Cost $5,099
	Assumes:	Assumes:
●Investment of $100,000 ●5% annual appreciation ●Least expensive Portfolio Company fees and expenses ●No optional benefits ●No sales charges ●No additional purchase payments, transfers, or withdrawals
●Investment of $100,000
●5% annual appreciation
●Most expensive combination
of optional benefits and
Portfolio Company fees and
expenses
●No sales charges
●No additional purchase
payments, transfers, or
withdrawals

	RISKS			Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes. You can lose money by investing in this Policy.			Principal Risks of Investing in the Policy
Is This a Short-Term Investment?
No. This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Surrender charges may apply for several years under the Policy. Surrender charges will reduce the value of Your Policy if You withdraw money during that time.
The benefits of tax deferral and living benefit protection also means the
Policy is more beneficial to investors with a long-term time horizon.
Principal Risks of Investing in the Policy Transaction Expenses - Surrender Charges Tax Information

	RISKS	Location in Prospectus
What are the Risks Associated with Investment Options?
●An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Policy.
●Each Investment Option, including the Fixed Account, has its own unique risks.
●You should review the prospectuses for the available Portfolio
Companies before making an investment decision.
Principal Risks of Investing in the Policy Investment Options Appendix: Investment Options Available Under the Policy
What are the Risks Related to the Insurance Company?
Any obligations (including under the Fixed Account), guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about Transamerica Financial Life Insurance
Company, including our financial strength ratings, is available by visiting
transamerica.com or by calling toll-free (800)525-6205.
Principal Risks of Investing in the Policy Transamerica Financial Life Insurance Company Financial Condition
	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes.
●We reserve the right to impose a charge for transfers in excess of 12 transfers per Policy Year.
●We reserve the right to limit transfers in circumstances of large or frequent transfers.
●The Fixed Account option may not be available for investment depending on when You applied for Your Policy and when it was issued.
●We reserve the right to remove or substitute the Portfolio Companies that are available as Investment Options under the Policy.
Transaction Expenses Investment Option – Transfers Market Timing and Disruptive Trading
Are There Restrictions on Policy Benefits?
Yes.
●Certain optional benefits limit or restrict the Investment Options that
You may select under the Policy. We reserve the right to change these restrictions in the future.
●Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
●We reserve the right to stop offering an optional benefit at any time for new sales, which includes sales to the Owners who may want to purchase the benefit after they purchase the Policy.
●In some cases, a benefit may not be available through all financial intermediaries or all states. For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
Investment Restrictions Benefits Available Under the Policy Optional Benefit Riders

	TAXES	Location in Prospectus
What are the Policy’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
●If You purchase the Policy as an individual retirement account or through a tax qualified plan, You do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of Your Policy until they are withdrawn. Earnings on Your Policy are taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty if
You take a withdrawal before age 59 ½.
Tax Information
	CONFLICT OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica
Capital, LLC (“TCL”) formerly known as Transamerica Capital, Inc.
(“TCI”) is the principal underwriter and may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Policies
Should I Exchange My Policy?
If You already own an insurance Policy, some investment professionals may have a financial incentive to offer You a new Policy in place of the one You own. You should only exchange a Policy you already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new Policy rather than continue to own Your existing Policy.
Exchanges and/or Reinstatements

APPENDIX
investment options AVAILABLE UNDER THE POLICY
The following is a list of current Portfolio Companies available under the Policy, which are subject to change as discussed in this prospectus.  Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact our Administrative Office.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at http://dfinview.com/Transamerica/TAHD/893505404?site=VAVUL. You can also request this information at no cost by calling our Administrative Office at (800)525-6205.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

					Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	1 year	5 years	10 years
To maximize total return consistent with the Adviser’s determination of reasonable risk.	AB Balanced Hedged Allocation Portfolio - Class B	0.99%	0.20%	1.19%	17.36%	5.64%	6.74%
	Advised by: AllianceBernstein L.P.
Long-term growth of capital.	AB Relative Value Portfolio - Class B	0.86%	-	0.85%	10.20%	11.15%	10.30%
	Advised by: AllianceBernstein L.P.
To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds Insurance Series® - Asset Allocation Fund - Class 2	0.54%	0.30%	0.84%	26.77%	3.40%	7.00%
	Advised by: Capital Research and Management Company
To provide long-term growth of capital.	American Funds Insurance Series® - EUPAC FundTM - Class 2	0.78%	0.30%	1.08%	26.77%	3.40%	7.00%
	Advised by: Capital Research and Management Company
To provide growth of capital.	American Funds Insurance Series® - Growth Fund - Class 2	0.58%	0.30%	0.88%	17.21%	13.89%	12.36%
	Advised by: Capital Research and Management Company
To achieve long-term growth of capital and income.	American Funds Insurance Series® - Growth-Income Fund - Class 2	0.53%	0.30%	0.83%	20.41%	9.08%	7.59%
	Advised by: Capital Research and Management Company
To provide as high a level of current income as is consistent with the preservation of capital.	American Funds Insurance Series® - The Bond Fund of America® - Class 2	0.63%	0.30%	0.93%	8.24%	5.60%	6.96%
	Advised by: Capital Research and Management Company
Seeks income and capital growth consistent with reasonable risk.	Fidelity® VIP Balanced Portfolio - Service 2	0.66%	-	0.66%	14.96%	9.24%	10.84%
	Advised by: Fidelity Management & Research Company LLC
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service 2 Advised by: Fidelity Management & Research Company LLC	0.79%	-	0.79%	21.24%	15.08%	15.49%

investment options AVAILABLE UNDER THE POLICY — (Continued)

					Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	1 year	5 years	10 years
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Service 2 Advised by: Fidelity Management & Research Company LLC	0.80%	-	0.80%	11.49%	9.83%	10.31%
Seeks capital appreciation.	Fidelity® VIP Value Strategies Portfolio - Service 2 Advised by: Fidelity Management & Research Company LLC	0.84%	-	0.84%	7.70%	11.87%	10.54%
To seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	State Street Total Return V.I.S. Fund - Class 3 Advised by: State Street Investment Management	0.95%	0.20%	1.15%	15.48%	6.85%	6.91%
To seek long-term capital appreciation and current income.	Transamerica 60/40 Allocation VP - Service Advised by: Aegon Asset Management UK plc ("AAM")	0.87%	-	0.87%	14.90%	7.88%	7.97%
To seek to provide high total return through a combination of current income and capital appreciation.	Transamerica Aegon Bond VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Aegon USA Investment Management, LLC	0.78%	-	0.78%	6.78%	-0.60%	1.82%
To seek to achieve maximum total return.	Transamerica Aegon Core Bond VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Aegon USA Investment Management, LLC	0.73%	-	0.73%	6.73%	-0.38%	1.84%
To seek a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Aegon USA Investment Management, LLC	0.89%	-	0.89%	8.27%	3.89%	5.64%
To seek total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Aegon USA Investment Management UK plc	0.97%	-	0.97%	10.99%	8.11%	7.08%
To seek to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Aegon USA Investment Management, LLC	0.84%	-	0.84%	5.56%	-1.52%	0.94%
To seek total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.	Transamerica American Funds Managed Risk VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Milliman Financial Risk Managment LLC	1.10%	-	1.10%	17.88%	14.42%	14.82%
To seek as high a level of current income as is consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.54%	-	0.54%	3.81%	2.91%	1.72%
To seek current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.93%	-	0.93%	8.65%	2.65%	4.17%

investment options AVAILABLE UNDER THE POLICY — (Continued)

					Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	1 year	5 years	10 years
To seek capital appreciation with current income as a secondary objective.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.94%	-	0.94%	10.64%	5.18%	4.94%
To seek capital appreciation and current income.	Transamerica BlackRock iShares Active Asset Allocation - Moderate VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.90%	-	0.90%	9.50%	3.98%	4.66%
To seek capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Balanced - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.91%	-	0.91%	9.42%	4.24%	4.19%
To seek capital appreciation and income.	Transamerica BlackRock iShares Dynamic Allocation - Moderate Growth VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.90%	-	0.90%	10.35%	6.72%	5.38%
To seek long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 40 VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.71%	-	0.71%	11.42%	3.21%	4.65%
To seek long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 50 VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.69%	-	0.69%	12.35%	4.14%	5.95%
To seek long-term capital appreciation with capital preservation as a secondary objective.	Transamerica BlackRock iShares Edge 75 VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.75%	-	0.75%	15.47%	6.70%	8.14%
To seek long-term capital appreciation.	Transamerica BlackRock iShares Edge 100 VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.80%	-	0.80%	18.54%	9.24%	10.39%
To seek a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Balanced VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.92%	-	0.92%	13.00%	3.04%	5.22%
To seek a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Growth VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.95%	-	0.95%	15.58%	5.65%	6.85%

investment options AVAILABLE UNDER THE POLICY — (Continued)

					Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	1 year	5 years	10 years
To seek to maximize total return.	Transamerica BlackRock Real Estate Securities VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	1.11%	-	1.11%	9.32%	2.41%	3.41%
To seek capital appreciation with current income as a secondary objective.	Transamerica BlackRock Tactical Allocation VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: BlackRock Investment Management, LLC	0.97%	-	0.97%	11.72%	5.42%	6.81%
To seek to balance capital appreciation and income.	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Goldman Sachs Asset Management, L.P.	0.63%	-	0.63%	10.77%	5.10%	5.67%
To seek capital appreciation as a primary objective and income as a secondary objective.	Transamerica Goldman Sachs Managed Risk - Growth ETF VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Goldman Sachs Asset Management, L.P.	0.66%	-	0.66%	12.27%	7.84%	7.65%
To seek long-term capital appreciation.	Transamerica Great Lakes Advisors Large Cap Value VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Great Lakes Advisors, LLC	0.94%	-	0.94%	23.65%	14.52%	9.31%
To seek long-term capital appreciation.	Transamerica International Focus VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Sands Capital Management, LLC	1.08%	-	1.08%	6.24%	0.74%	5.19%
To seek long-term capital growth, consistent with preservation of capital and balanced by current income.	Transamerica Janus Balanced VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Janus Henderson Investors US LLC	0.99%	-	0.99%	13.46%	7.57%	9.31%
To seek long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Janus Henderson Investors US LLC	1.09%	-	1.09%	7.85%	6.91%	10.87%
To seek current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: J.P. Morgan Investment Management, Inc.	0.96%	-	0.96%	10.36%	2.09%	4.64%
To seek capital appreciation with current income as a secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: J.P. Morgan Investment Management, Inc.	1.02%	-	1.02%	12.84%	5.57%	7.80%

investment options AVAILABLE UNDER THE POLICY — (Continued)

					Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	1 year	5 years	10 years
To seek capital appreciation and current income.	Transamerica JPMorgan Asset Allocation - Moderate VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: J.P. Morgan Investment Management, Inc.	0.97%	-	0.97%	11.54%	3.59%	6.05%
To seek capital appreciation with current income as a secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: J.P. Morgan Investment Management, Inc.	1.02%	-	1.02%	12.84%	5.57%	7.80%
To seek to earn a total return modestly in excess of the total return performance of the S&P 500® Index while maintaining a volatility of return similar to the S&P 500® Index.	Transamerica JPMorgan Enhanced Index VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: J.P. Morgan Investment Management, Inc.	0.86%	-	0.86%	15.90%	14.10%	14.32%
To seek capital appreciation with current income as a secondary objective.	Transamerica JPMorgan International Moderate Growth VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: J.P. Morgan Investment Management, Inc.	1.12%	-	1.12%	17.67%	3.25%	5.51%
To seek current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: J.P. Morgan Investment Management, Inc.	1.05%	-	1.05%	8.83%	1.80%	4.15%
To seek high total return through the combination of income and capital appreciation.	Transamerica Madison Diversified Income VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Madison Asset Management, LLC	1.09%	-	1.09%	7.22%	2.20%	4.86%
To seek capital appreciation.	Transamerica Market Participation Strategy VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: PGIM Quantitative Solutions LLC	0.98%	-	0.98%	10.02%	6.46%	8.15%
Seeks to provide capital appreciation and income while seeking to manage volatility.	Transamerica Morgan Stanley Global Allocation Managed Risk - Balanced VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Milliman Financial Risk Managment LLC	1.24%	-	1.24%	14.21%	3.27%	4.10%
To seek high total return.	Transamerica Morgan Stanley Global Allocation VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Morgan Stanley Investment Management Inc.	1.03%	-	1.03%	17.51%	4.90%	6.86%
Seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.	Transamerica MSCI EAFE Index VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: SSGA Funds Management, Inc.	0.62%	0.15%	0.77%	30.93%	8.53%	7.55%
To seek to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Aegon USA Investment Mangement, Inc.	0.89%	-	0.89%	12.73%	8.34%	9.46%

investment options AVAILABLE UNDER THE POLICY — (Continued)

					Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser(1)	Current Expenses	Platform Charges	Current Expenses Plus Platform Charges	1 year	5 years	10 years
To seek maximum real return, consistent with appreciation of capital.	Transamerica PineBridge Inflation Opportunities VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: PineBridge Investments LLC	0.81%	-	0.81%	5.35%	0.99%	2.68%
To seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.	Transamerica S&P 500 Index VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: SSGA Funds Management, Inc.	0.38%	0.15%	0.53%	17.37%	13.95%	14.32%
To seek to maximize total return.	Transamerica Small/Mid Cap Value VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Systematic Financial Management, L.P.	1.06%	-	1.06%	9.51%	9.29%	9.53%
To seek long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: T. Rowe Price Associates, Inc.	1.08%	-	1.08%	9.93%	5.17%	10.18%
To seek maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.	Transamerica TSW International Equity VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Thompson, Siegel & Walmsley LLC	1.11%	-	1.11%	31.42%	8.58%	7.27%
To seek to provide investors with long-term capital growth.	Transamerica TSW Mid Cap Value Opportunities VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Thompson, Siegel & Walmsley LLC	1.01%	-	1.01%	9.36%	9.05%	8.36%
Seeks to maximize long-term growth	Transamerica WMC US Growth VP - Service Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Wellington Management Company LLP	0.89%	-	0.89%	17.47%	12.05%	16.13%

(1)
Some Subaccounts may be available for certain policies and may not be available for all policies. You should decide which Subaccount(s) may be appropriate for You based on a thorough analysis of your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.
(2)
Effective May 1, 2026, the American Funds Insurance Series -International Fund has been renamed to the American Funds Insurance Series - EUPAC Fund.

NOTE: All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisors unless otherwise indicated.
Investment Options available under the policy prior to 2003
For policyholders that purchased their policies before May 1, 2003, the following Initial Class Transamerica Series Trust funds are available in place of the Service Class funds listed in the prior fund listing.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies. Fund Facilitation Fees are not applicable to these funds.
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 years	10 years
Seeks maximum total return consistent with preservation of capital and prudent investment management.	Transamerica Aegon Bond VP – Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.49%	7.13%	-0.34%	2.08%
Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Initial Class Sub-Advised by: Wellington Management Company, LLP	0.61%	17.76%	12.32%	16.43%

Investment Options available under the policy prior to 2003 — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 years	10 years
Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP – Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.55%	8.46%	4.12%	5.91%
Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP – Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.52%	5.85%	-1.28%	1.18%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.24%	4.07%	3.05%	1.91%
Seeks long term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 40 VP – Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.30%	11.64%	3.47%	4.9%
Seeks to maximize total return.	Transamerica BlackRock Real Estate Securities VP – Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.77%	9.51%	2.64%	3.65%
Seeks long-term capital appreciation.	Transamerica International Focus VP – Initial Class Sub-Advised by: Sands Capital Management, LLC	0.75%	6.47%	0.99%	5.45%
Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP – Initial Class Sub-Advised by: Janus Henderson Investors US LLC	0.77%	8.11%	7.17%	11.14%
Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.10%	10.63%	2.33%	4.91%
Seeks current income and preservation of capital.	Transamerica JPMorgan Diversified Equity Allocation VP - Initial Class(1) Sub-Advised by: J.P. Morgan Investment Management Inc.	0.10%	19.45%	9.16%	11.18%
Seeks capital appreciation with current income as a secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.10%	13.13%	5.83%	8.08%
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.58%	16.21%	14.39%	14.61%
Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.59%	13.06%	8.62%	9.73%
Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP – Initial Class Sub-Advised by: T. Rowe Price Associates, Inc.	0.78%	10.27%	5.43%	10.46%
Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.	Transamerica TSW International Equity VP – Initial Class Sub-Advised by: Thompson, Siegel & Walmsley LLC	0.77%	31.86%	8.85%	7.54%

(1)
There can be no assurance that any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share

Investment Options available under the policy prior to 2003 — (Continued)
during extended periods of low interest rates, and partly as a result of policy charges, the yield on the money market Subaccount may become extremely low and possibly negative.
(2)
Effective on or about November 1, 2025, Transamerica JPMorgan Asset Allocation – Growth VP will be renamed Transamerica JPMorgan Diversified Equity Allocation VP

Fixed Options
The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below, offer new Fixed Options, and terminate existing Fixed Options. We will provide you with written notice before doing so.
Depending on the optional benefits you choose, you may not be able to invest in certain Investment Options, as noted below.
Note: If amounts are withdrawn from a Fixed Option before the end of its term, we may apply a Contract Adjustment. This may result in a significant reduction in your Contract value.
Fixed Account Guaranteed Minimum Interest Rate
Name	Term	Minimum Guaranteed Interest Rate
Traditional DCA	Minimum: 6 months/4 quartersMaximum: 24 months/8 quarters	[3.00]%[2]
1 Year Guaranteed Period Option[1]	1 year	[3.00]%[2]
3 Year Guaranteed Period Option[1]	3 years	[3.00]%[2]
5 Year Guaranteed Period Option[1]	5 years	[3.00]%[2]
7 Year Guaranteed Period Option[1]	7 years	[3.00]%[2]
(1)For availability of Guaranteed Period Options please see Appendix – Policy Variations.
(2)The minimum guaranteed interest rate in New York is equal to the non-forfeiture rate in effect at the time of policy issue.
CLOSED INVESTMENT OPTIONS:
The following Subaccounts are only available to Owners that held an investment in those Subaccounts on May 1, 2002. However, if any such Owner surrenders all of his or her money from these Subaccounts after May 1, 2002, that Owner may not reinvest in those Subaccounts.
			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser	Current Expenses	1 year	5 years	10 years
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio - Service 2 Advised by: Fidelity Management & Research Company LLC	0.81%	21.73%	11.04%	19.64%
Seeks capital appreciation.	Janus Henderson Mid Cap Value Portfolio - Service Advised by: Janus Henderson Investors US, LLC	1.11%	6.29%	8.43%	8.40%

Investment Options available under the policy prior to 2003 — (Continued)
The following Subaccount is only available to Owners that held an investment in this Subaccount on July 1, 2002. However, if any such Owner surrenders all of his or her money from this Subaccount after July 1, 2002, that Owner may not reinvest in this Subaccount.
			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser	Current Expenses	1 year	5 years	10 years
To seek to maximize total return.	Transamerica Small/Mid Cap Value VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Systematic Financial Management, L.P.	0.81%	9.81%	9.56%	9.81%

The following Subaccounts will be closed to new investments on May 1, 2006:
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 years	10 years
Investment Objective: Seeks capital appreciation with secondary goal of achieving current income by investing primarily in equity securities.	LVIP JPMorgan Mid Cap Value Fund - Class 1 Sub-Advised by: J.P. Morgan Investment Management Inc.	0.74%	4.72%	9.63%	8.77%
Investment Objective: Seeks capital growth over the long term.	LVIP JPMorgan Small Cap Core Fund - Class 1 Sub-Advised by: J.P. Morgan Investment Management Inc.	0.77%	10.27%	6.40%	8.95%

Effective the close of business on April 29, 2011, the following Subaccount will be closed to new investments. If any such Owner surrender all of his or her money from this Subaccount after April 29, 2011, that Owner may not reinvest in this Subaccount.
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 years	10 years
Investment Objective: Seeks to maximize total return by investing primarily in a diversified portfolio of intermediate - and long-term debt securities.	LVIP JPMorgan Core Bond Fund - Class 1(1) Sub-Advised by: J.P. Morgan Investment Management Inc.	0.46%	7.40%	-0.04%	2.11%

The following Subaccounts are only available to Owners that held an investment in these Subaccounts on December 12, 2011. However, if any such Owner surrenders all of his or her money from these Subaccounts after December 12, 2011, that Owner may not reinvest in those Subaccounts.
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 years	10 years
Investment Objective: Seek capital growth.	Invesco V.I. American Franchise Fund – Series II Shares Advised by: Invesco Advisers, Inc.	1.10%	34.56%	15.56%	13.88%
Investment Objective: Long-term growth of capital.	AB Large Cap Growth Portfolio – Class B Advised by: AllianceBernstein L.P.	0.90%	24.95%	15.87%	15.67%

Investment Options available under the policy prior to 2003 — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 years	10 years
Investment Objective: Seeks reasonable income and will also consider the potential for capital appreciation. The goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity VIP Equity-Income Portfolio – Service Class 2 Advised by: Fidelity Management & Research Company	0.71%	18.75%	12.23%	11.32%
Investment Objective: Seeks to achieve capital appreciation.	Fidelity VIP Growth Portfolio – Service Class 2 Advised by: Fidelity Management & Research Company	0.65%	14.80%	13.59%	17.33%
Investment Objective: Capital appreciation. Secondary goal is income.	Franklin Mutual Shares VIP Fund - Class 2 Advised by: Franklin Mutual Advisers, LLC	0.94%	11.52%	9.20%	7.53%
Investment Objective: Seeks to provide high total return from a portfolio of selected equity securities.	LVIP JPMorgan U.S. Equity Fund - Class 1(1) Sub-Advised by: J.P. Morgan Investment Management Inc.	0.63%	14.54%	13.69%	14.84%
Investment Objective: Long-term growth of capital.	Janus Henderson Enterprise Portfolio – Service Shares Advised by: Janus Henderson Investors US LLC	0.97%	7.41%	7.35%	12.51%
Investment Objective: Long-term growth of capital.	Janus Henderson Global Research Portfolio – Service Shares Advised by: Janus Henderson Investors US LLC	1.07%	20.60%	12.23%	16.64%
Investment Objective: Seek total Return.	MFS® Total Return Series – Service Class Advised by: MFS® Investment Management	0.96%	10.91%	6.16%	7.36%
Effective open of business on September 17, 2012, the following Subaccounts are closed to new investments.

			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser	Current Expenses	1 year	5 years	10 years
To maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund - Class 2 Advised by: Franklin Advisers, Inc.	0.72%	12.56%	7.66%	7.30%
To seek long-term capital growth.	Templeton Foreign VIP Fund - Class 2 Advised by: Templeton Investment Counsel, LLC	1.09%	29.19%	8.25%	5.75%
Capital appreciation. Its secondary goal is income.	Franklin Allocation VIP Fund - Class 4 Advised by: Franklin Advisers, Inc.	0.97%	12.53%	5.59%	7.19%
To seek capital appreciation.	MFS® New Discovery Series - Service Advised by: MFS® Investment Management	1.20%	12.56%	-0.54%	10.46%
Effective December 12, 2011, the Invesco V.I. Value Opportunities Fund (Series II) was closed to new investments. Effective on or about August 18, 2017, the Invesco V.I. Value Opportunities Fund (Series II) fund was replaced with Transamerica Barrow Hanley Dividend Focused VP (Initial Class):
			Average Annual Total Returns (as of 12/31/25)
Investment Objective	Underlying Fund Portfolios and Advisers/Sub-adviser	Current Expenses	1 year	5 years	10 years
To seek total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Initial Advised by: Transamerica Asset Management, Inc.; Sub-Advised by: Aegon USA Investment Management UK plc	0.72%	11.26%	8.39%	7.35%

The Prospectus and Statement of Additional Information (SAI) include additional information. The Prospectus and SAI which have the same effective date as this summary prospectus are incorporated by reference as amended or supplemented. The Prospectus and SAI are available without charge upon request. For a free copy call us at (800)525-6205 or write us at:
Transamerica Financial Life Insurance Company
6400 C Street S.W.
Cedar Rapids, IA 52499
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is #C000017613